Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 362,961,322	$ 349,914,502
Investments, at contract value	24,904,776	26,700,887
Receivables:
Employer contribution	52,359	83,199
Employee contribution		17,026
Notes receivable from participants	4,489,995	5,023,073
Total receivables	4,542,354	5,123,298
Net Assets Available for Benefits	$ 392,408,452	$ 381,738,687